Income taxes	9 Months Ended
Jul. 31, 2022
Text block [abstract]
Income taxes
Note 11.    Income taxes
Enron
In prior years, the Canada Revenue Agency (CRA) issued reassessments disallowing th
e
 deduction of Enron settlement payments and related legal expenses (the Enron expenses). In January 2019, CIBC entered into a settlement agreement (the Agreement) with the CRA that provides certainty with respect to the portion of the Enron expenses deductible in Canada. The Agreement resulted in the recognition of a net $38 million tax recovery in the first quarter of 2019. This recovery was determined after taking into account taxable refund interest in Canada and also the portion of the Enron expenses that are expected to be deductible in the United States (the U.S. deduction). The U.S. deduction has not been agreed to by the Internal Revenue Service. It is possible that adjustments may be required to the amount of tax benefits recognized in the U.S.
Dividend received deduction
The CRA has reassessed CIBC approximately $1,602
 million of additional
income tax related to the denial of the tax deductibility of certain 2011 to 2017 Canadian corporate dividends, on the basis that certain dividends received were part of a “dividend rental arrangement”, and similar matters. This includes approximately $182 million of additional income tax for the 2017 taxation year that was reassessed by the CRA in May 2022.

The dividends that were subject to the reassessments are similar to those prospectively addressed by the rules in the 2015 and 2018 Canadian federal budgets. In August 2021, CIBC filed a Notice of Appeal with the Tax Court of Canada and the matter is now in litigation.
It
is possible that subsequent years may be reassessed for similar activities. CIBC is confident that its tax filing positions were appropriate and intends to defend itself vigorously. Accordingly, no amounts have been accrued in the interim consolidated financial statements.
Foreign exchange capital loss reassessment
In November 2021, the Tax Court of Canada ruled against CIBC on its 2007 foreign exchange capital loss reassessment (Decision). CIBC disagrees with the Decision and filed its Appeal in November 2021. The Appeal is scheduled to be heard in December 2022. CIBC remains confident that its tax filing position was appropriate. Accordingly, no amounts have been accrued in the interim consolidated financial statements. The exposure of additional tax and interest related to this and similar matters is approximately
$
300
million in addition to the potential inability to utilize approximately $
500
million in unrecognized capital tax loss carryforwards.
Canadian federal budget
Following the announcement of budget proposals in April 2022, the Canadian Federal government published draft legislation on August 9, 2022 for public comment that included the introduction of a one-time

15
%
Canadian Recovery Dividend tax (CRD) on banks and life insurer groups, based on the average of 2020 and
2021 taxable income in excess of $1 billion. The CRD would be imposed for the 2022 taxation year and be payable over five years.
The draft legislation also includes a
prospective 1.5% increase in the tax rate applied to taxable income in excess of $100 million earned by banks and insurers.
We will account for these measures in future periods to the extent that they become substantively enacted, which is generally interpreted to occur at the point of a third reading in a Canadian Parliament held by a minority government, or the first reading in a Canadian Parliament held by a majority government.